OTHER (INCOME) EXPENSES, NET (non-operational) (Tables)	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Schedule of Other (Income) Expenses, Net
	US dollars
	Year ended December 31,
(in thousands)	2018	2017	2016

expenses relate to Road Track acquisition	(1,539)	-	-
Gain from measurement of previously held interests at acquisition date fair value (*)	14,677	-	-
	13,138	-	-

(*) As a result of the acquisition described in Notes 1A, 3 the company gained control over certain  companies (see Note 4.2) that previously were accounted under the equity method (“JV's”) and started to consolidate their financial statements. The company recorded one time gain in the amount of approximately $14.7 million from measurement of the JV's at the acquisition date to fair value.